MERRILL LYNCH
SENIOR FLOATING
RATE FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
August 31, 1997



This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Senior Floating
Rate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                               #11022 -- 8/97



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

DEAR SHAREHOLDER

During most of the year ended August 31, 1997, Merrill Lynch Senior Floating Rate Fund, Inc. was invested in an environment of moderate to strong economic growth with little sign of inflation. After raising the target Federal Funds rate by 25 basis points (0.25%) in March, the Federal Reserve Board (FRB) held short-term interest rates steady throughout the remainder of the August period. Strong economic growth failed to ignite inflation, allowing the FRB to maintain stable monetary policy. However, the Treasury bond market experienced significant volatility during the August quarter. Treasury bonds responded negatively to economic strength and inflationary fears during the second calendar quarter of 1997, pushing the ten-year Treasury bond above 6.35% by mid-July. However, with increasing investor confidence in the economy's ability to grow without sparking inflation and bi-partisan efforts to balance the Federal budget, the yield on the ten-year Treasury bond rallied again to 6.10% by the end of September. Increasing evidence of noninflationary economic growth, together with continued strong corporate earnings, helped produce a significant rally in the US stock market. The Dow Jones Industrial Average and the Standard & Poor's 500 Index both traded to record levels by late summer.

Current consensus expectations are for the US economy's rate of growth to continue at a pace below the first quarter gross domestic product
(GDP) growth of 5.9%. However, the 3.3% rate generated in the second quarter still reflects a strong economy. Currently, inflationary pressures remain contained, supported by recent labor and unemployment reports showing moderate growth in wages along with a slight increase in unemployment. It remains to be seen whether economic activity moderates enough to rule out future FRB monetary policy tightenings.

At August 31, 1997, over 98% of the Fund's investments in corporate loans were accruing interest at a spread above the London Interbank Offered Rate (LIBOR), the rate that major international banks charge each other for dollar-denominated deposits outside the United States. LIBOR has historically tracked very closely with other short-term interest rates in the United States, particularly the Federal Funds rate. A steady inflow of cash from new subscriptions pushed down the Fund's yield in the first half of the fiscal year. However, yields bounced back later in the second half of the Fund's fiscal year as the primary transaction flow improved and the Fund's cash position was substantially reduced through primary and secondary purchases. Meanwhile, the three-month LIBOR traded in a relatively narrow range of 5.50%--5.85% during the year, even with long-term interest rates exhibiting more volatility. At August 31, 1997, it was trading at 5.72%, and the average LIBOR reset on the Fund's investments was 37 days. The yield typically reflects any sustained decrease or increase in short-term interest rates within a one-month--two-month period, depending on the Fund's cash position.

Fund Performance
With this interest rate environment and strong economic growth as a backdrop, Merrill Lynch Senior Floating Rate Fund, Inc. ended the year with approximately $2.6 billion out of $2.9 billion, or 85.8%, of its net assets committed for investment in corporate loan interests. Assets not invested in loan interests were invested in high-quality, short-term securities. Net of trades not yet closed, the Fund had $2.5 billion, or 81.0%, invested in corporate loan interests.

The Fund's effective net annualized yield for the 12-month period ended August 31, 1997 was 6.70%, compared to a yield of 6.59% for the prior year. The Fund's net asset value continued to remain relatively stable throughout the year but moved up as particular credits, such as Camelot Music, saw their trading values increase as they went through the restructuring process. During the year ended August 31, 1997, the Fund earned $0.669 per share income dividends, representing a net annualized yield of 6.70%, based on a month-end per share net asset value of $10.02. For the year ended August 31, 1997, the Fund's total investment return was +7.23%, based on a change in net asset value from $9.99 to $10.02, and assuming reinvestment of $0.668 per share income dividends. Since inception (November 3, 1989) through August 31, 1997, the Fund's total investment return was +71.96%, based on a change in per share net asset value from $10.00 to $10.02, and assuming reinvestment of $5.404 per share income dividends.

Investment Activities
The Fund's investment strategy remained unchanged: to invest in leveraged transactions in which borrowers have strong market share, experienced management, consistent cashflows and appropriate risk/reward in the form of its floating rate spread over the prime rate or LIBOR. In addition, we look for companies with significant underlying asset and franchise value, strong capital structures, and equity sponsors that support their investments. The Fund's three largest positions -- Riverwood International Corp., Jefferson Smurfit Company/Container Corp. of America, and Nextel Communications, Inc. -- are examples of the type of names that fit this investment philosophy. The advantages of adhering to this strategy are borne out by both the relative stability of the Fund's net asset value and the continued flexibility of our borrowers to access capital markets.

In our opinion, a stable economy and relatively low cost of carry for debt helped maintain reasonably strong credit fundamentals in the bank loan market. In most industries, including cyclicals, prices remained firm based on strong underlying collateral value, as well as a dearth of sellers as investors were reluctant to part with high-coupon senior secured paper that could not be replaced. Paper companies, particularly those involved in market pulp, newsprint and fresh sheet ungrounded, saw prices slide earlier in the year and then rebound strongly with price increases late in the year. With the continued merger and acquisition activity, pricing in both the cable and telecommunications area continued to tighten through the end of the period. Media and communications issuers initially extended the rally that began with the 1996 Telecommunications Act. However, abundant supply driven by huge capital needs for network development negatively impacted returns late in the year. The domestic cable sector, previously under some pressure, benefited from a $1 billion investment by Microsoft
Corp. in Comcast Corp.

As evidenced by the number of investments in the portfolio, the Fund has become more varied by sector and by actual number of issuers. This is in part by design to help lessen credit exposure to any one holding, but it is also caused by the number of investors in the market today. This resulted in smaller allocations in our market, continued strong demand and improved liquidity. We expect these trends to continue for the foreseeable future.

During the last six months, we were faced with the challenge of staying fully invested in a market characterized by numerous refinancings that were driven by the extremely strong public debt and equity markets. During the most recent quarter, refinancings included names such as Chancellor Broadcasting, Inc., Furniture Brands International, Playtex Family Products Inc., International Wire Group, Inc. and Outdoor Systems, Inc. Finally, we continued to be selective in investing in new leveraged transactions coming to the market during the course of the year. Examples include our investments in Continental Airlines, Inc. and Huntsman Corp. Merger and acquisition financings included such names as Hedstrom Corp., Snapple Beverage Corp. and KSL Recreation Group, Inc. We purchased over $359.8 million in loans in the primary market and over $117.6 million in the secondary market. This was offset by the sale of $172.3 million in investments and the full or partial prepayment of over $434.5 million during the three months ended August 31, 1997.

High-yield loan markets benefited from a strong economy and generally solid capital markets during the August quarter. Growth enhanced credit quality, leading to improving credit statistics and low default rates. Leveraged loan mutual funds experienced record inflows, and other institutional investors increased allocations to floating rate loans, attracted by high yields and perceived low credit risk. Demand for bank loans again outpaced supply, even though 1997 year-to-date leveraged loan new-issue volume of $65.5 billion has surpassed 1996's volume by 6%. Insufficient new-issue supply caused many loan buyers to turn to the secondary market, contributing to strong loan liquidity and bids above par for performing term loans. Both LIBOR spreads and upfront fees came down as a result. However, the actual credit structures of the transactions brought to market continued to be strong relative to transactions generated in the late 1980s, when compared on the basis of equity invested and coverage ratios. Most high-yield loans appear fully valued as reflected by the historically tight spreads over LIBOR. However, continued low default rates and strong technicals are likely to keep spreads tight though the remainder of the year.

At August 31, 1997, the Fund was invested in 190 borrowers across 43 industries. The largest industry concentrations were paper (9.4% of total assets); broadcast -- radio and TV (6.2%); health services (5.9%); telephone communications (5.4%); and cable TV services (5.3%). The average loan size equaled $14.3 million, or 0.48% of net assets. The largest individual credit exposures were Riverwood International Corp. ($99.3 million; 3.3% of net assets); Jefferson Smurfit Company/Container Corp. of America ($94.1 million; 3.2%); Nextel Communications, Inc. ($80.3 million; 2.7%); Huntsman Corp. ($75.9 million; 2.69%); Evergreen Media Corp. ($74.8 million; 2.5%); and AMF Group, Inc. ($70.4 million; 2.4%).

The Fund completed its latest quarterly tender offer on July 15, 1997 with 11.1 million shares tendered and accepted for repurchase. The next tender began on September 23, 1997 and concludes on October 21, 1997. The Fund remains open for new shareholder purchases.

In Conclusion
We thank you for your investment in Merrill Lynch Senior Floating Rate Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/R. DOUGLAS HENDERSON
R. Douglas Henderson
Vice President and Portfolio Manager

October 17, 1997



THE BENEFITS AND RISKS OF LEVERAGING

Merrill Lynch Senior Floating Rate Fund, Inc. has the ability to utilize leverage through the borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.





Merrill Lynch Senior Floating Rate Fund, Inc.                                                                   August 31, 1997

SCHEDULE OF INVESTMENTS                                                                                          (in Thousands)

                     Face                                           Loan       S&P    Moody's  Stated                 Value
Industries          Amount            Borrower                      Type     Rating   Rating  Maturity    Cost      (Note 1a)

                            Senior Secured Floating Rate Loan Interests*
Advertising --       $471   Katz Media Corporation                  Reducing
0.7%                                                                Revolver   NR+     Ba3      9/30/03     $472        $471
                    2,143   Katz Media Corporation                  Term A     NR+     Ba3      9/30/03    2,140       2,146
                    6,633   Katz Media Corporation                  Term B     NR+     Ba3     12/31/04    6,618       6,658
                    7,500   Outdoor Systems, Inc.                   Term       NR+     NR+      6/30/04    7,485       7,537
                    5,000   Outdoor Systems, Inc.                   Canadian
                                                                    Term Loan  NR+     NR+      6/30/04    4,990       5,025
                                                                                                       ---------   ---------
                            Total Advertising                                                             21,705      21,837
                                                                                                       =========   =========

Aerospace -- 0.3%   5,168   Whittaker Corporation                   Revolving
                                                                    Credit     NR+     NR+      4/09/01    5,168       5,175
                    3,825   Whittaker Corporation                   Term       NR+     NR+      4/09/01    3,773       3,829
                                                                                                       ---------   ---------
                            Total Aerospace                                                                8,941       9,004
                                                                                                       =========   =========

Air Transport --    3,600   Continental Airlines, Inc.              Term A     BB-     NR+      7/31/02    3,595       3,586
0.3%                6,400   Continental Airlines, Inc.              Term B     BB-     NR+      7/31/04    6,400       6,396
                                                                                                       ---------   ---------
                            Total Air Transport                                                            9,995       9,982
                                                                                                       =========   =========

Aircraft &          5,060   Aerostructures Hamble Holdings PLC      Term B     NR+     NR+      9/30/03    5,037       5,089
Parts -- 2.2%       1,840   Aerostructures Hamble Holdings PLC      Term C     NR+     NR+      9/30/04    1,832       1,850
                    9,783   Alliant Techsystems, Inc.               Term       NR+     Ba2      3/15/01    9,775       9,783
                    4,950   Banner Industries, Inc.                 Term B     NR+     NR+      6/30/03    4,928       4,941
                    7,494   Evergreen International Aviation, Inc.  Term B     NR+     Ba3      5/31/03    7,458       7,461
                   24,583   Gulfstream Aerospace Corp.              Term       NR+     NR+      9/30/02   24,540      24,614
                    4,975   Mag Aerospace                           Term B     NR+     NR+     12/06/01    4,942       4,956
                    2,970   Technetics                              Term A     NR+     NR+      6/20/02    2,951       2,961
                    5,000   Tri Star Inc.                           Term       NR+     NR+      9/30/03    4,954       4,975
                                                                                                       ---------   ---------
                            Total Aircraft & Parts                                                        66,417      66,630
                                                                                                       =========   =========

Amusement &         4,263   AMF Group, Inc.                         Revolving
Recreational                                                        Credit     NR+     Ba3      3/31/02    4,263       4,263
Services -- 5.2%    9,929   AMF Group, Inc.                         Axel A     NR+     Ba3      3/31/03   10,043      10,053
                   19,813   AMF Group, Inc.                         Axel B     NR+     Ba3      3/31/04   19,844      20,110
                    2,453   AMF Group, Inc.                         Term       NR+     Ba3      3/31/02    2,448       2,462
                   21,283   AMF Group, Inc.                         Term B     NR+     Ba3      3/31/03   21,238      21,549
                    3,039   AMF Group, Inc.                         Term C1    NR+     Ba3      3/31/02    3,058       3,050
                    2,862   AMF Group, Inc.                         Term C1    NR+     Ba3      3/31/03    2,905       2,898
                    2,106   AMF Group, Inc.                         Term C2    NR+     Ba3      3/31/04    2,137       2,137
                    4,125   Amfac Parks, Inc.                       Term B     NR+     NR+      9/30/02    4,092       4,112
                    5,000   Fitness Holdings                        Term       NR+     NR+     12/31/00    4,971       4,981
                    7,143   KSL Recreation Group, Inc.              Revolving
                                                                    Credit     NR+     B2       4/30/04    7,143       7,214
                    7,750   KSL Recreation Group, Inc.              Term A     NR+     B2       4/30/05    7,773       7,828
                    7,750   KSL Recreation Group, Inc.              Term B     NR+     B2       4/30/06    7,773       7,828
                    6,283   Kerastotes                              Revolving
                                                                    Credit     NR+     NR+     12/31/03    6,283       6,251
                    3,677   Kerastotes                              Term       NR+     NR+     12/31/04    3,647       3,666
                   14,888   Metro Goldwyn Mayer Co.                 Term B     NR+     Ba3      3/31/04   14,786      14,962
                      872   Six Flags Entertainment Corp.           Term       NR+     Ba3     10/28/01      872         873
                    5,496   Six Flags Entertainment Corp.           Term A     NR+     Ba3     10/28/01    5,510       5,510
                   17,473   Six Flags Entertainment Corp.           Term B     NR+     Ba3      6/23/03   17,404      17,604
                    7,500   Vail Corporation                        Term B     NR+     NR+      4/15/04    7,490       7,519
                                                                                                       ---------   ---------
                            Total Amusement & Recreational Services                                      153,680     154,870
                                                                                                       =========   =========

Apparel -- 1.2%     4,571   CS Brooks Canada                        Axel A     NR+     NR+      6/30/02    4,551       4,548
                   10,157   CS Brooks Canada                        Axel B     NR+     NR+      6/30/04   10,114      10,106
                    9,683   Humphreys Inc.                          Term B     NR+     NR+      1/15/03    9,683       9,683
                    5,000   Renfro Corp.                            Term B     NR+     NR+      1/15/03    4,977       4,994
                    6,237   William Carter Co. (The)                Term       BB-     Ba3     10/31/03    6,209       6,237
                                                                                                       ---------   ---------
                            Total Apparel                                                                 35,534      35,568
                                                                                                       =========   =========

Automotive          4,000   American Bumper                         Term B     NR+     NR+     10/31/02    3,990       4,015
Equipment --       23,731   Collins & Aikman Corp.                  Term B     B+      B1      12/31/02   23,635      23,790
1.7%                  385   Johnstown America Industrial Inc.       Revolving
                                                                    Credit     NR+     B1       3/31/02      385         375
                   19,001   Johnstown America Industrial Inc.       Term B     NR+     B1       3/31/03   18,925      18,639
                    5,000   Safelite Glass Corp.                    Term B     BB-     Ba3      9/08/04    4,982       5,028
                                                                                                       ---------   ---------
                            Total Automotive Equipment                                                    51,917      51,847
                                                                                                       =========   =========

Broadcast --        5,593   American Radio Systems Corp.            Revolving
Radio & TV --                                                       Credit     B+      Ba2     12/31/04    5,593       5,588
6.2%                3,905   Benedek Broadcasting Corp.              Axel A     B+      Ba3      5/01/01    3,894       3,896
                    4,200   Benedek Broadcasting Corp.              Axel B     B+      Ba3     11/01/02    4,187       4,190
                      480   Chancellor Broadcasting, Inc.           Revolving
                                                                    Credit     NR+     Ba2      6/26/04      480         479
                   12,000   Chancellor Broadcasting, Inc.           Term       NR+     Ba2      6/26/04   11,956      11,985
                    4,613   Citicasters Inc. (Jacor)                Term B     BB-     Ba2      9/17/04    4,592       4,608
                    7,371   Evergreen Media Corp.                   Revolving
                                                                    Credit     NR+     NR+      6/30/05    7,371       7,325
                   53,571   Evergreen Media Corp.                   Term       NR+     NR+      6/30/05   53,391      53,471
                    8,261   Latin Communications                    Term       NR+     NR+      3/31/04    8,211       8,235
                   10,000   Sinclair Broadcasting Group Inc.        Term B     NR+     Ba2     12/31/04    9,985      10,000
                    9,193   Sullivan Broadcasting                   Term B     NR+     Ba3     12/31/03    9,164       9,175
                   46,682   Viacom, Inc.                            Term       NR+     Ba2      7/01/02   46,622      46,639
                   20,000   Western Wireless Corp.                  Term B     B+      B1       3/31/05   20,000      20,119
                                                                                                       ---------   ---------
                            Total Broadcast -- Radio & TV                                                185,446     185,710
                                                                                                       =========   =========

Building & Con-     4,447   Fenway Holdings, Inc.                   Term B     NR+     NR+      9/15/02    4,421       4,395
struction -- 0.1%                                                                                      ---------   ---------
                            Total Building & Construction                                                  4,421       4,395
                                                                                                       =========   =========

Building            3,750   Amerimax                                Term C     NR+     NR+      6/30/04    3,745       3,750
Materials -- 3.0%   4,190   Behr Process                            Term B     NR+     NR+      3/31/04    4,184       4,190
                    2,793   Behr Process                            Term C     NR+     NR+      3/31/05    2,789       2,796
                    3,695   Dal Tile International Inc.             Revolving
                                                                    Credit     NR+     NR+     12/31/02    3,695       3,665
                    4,143   Dal Tile International Inc.             Term       NR+     NR+     12/31/02    4,138       4,121
                   27,000   Dal Tile International Inc.             Term B     NR+     NR+     12/31/03   26,868      26,916
                    2,521   Euramax Holdings                        Term B     NR+     NR+      6/30/04    2,518       2,521
                    5,000   Falcon Building Products, Inc.          Term       NR+     B1       6/30/05    4,980       5,006
                   29,875   National Gypsum Co.                     Term B     NR+     Ba3      9/20/03   29,824      29,987
                    8,248   Walter Industrials, Inc.                Term B     NR+     NR+      2/22/03    8,234       8,263
                                                                                                       ---------   ---------
                            Total Building Materials                                                      90,975      91,215
                                                                                                       =========   =========

Cable TV            6,000   Cablevision of Ohio                     Term       NR+     Ba2     12/31/05    5,987       5,992
Services -- 5.4%   24,375   Chelsea Communications                  Term B     NR+     NR+     12/31/04   24,278      24,322
                   17,081   Classic Cable Inc.                      Term B     NR+     B1       6/30/05   16,911      16,568
                   18,683   Coaxial Communications                  Term B     NR+     NR+     12/31/99   18,627      18,497
                    5,000   FrontierVision Operating Partners L.P.  Term B     NR+     Ba3      6/30/05    4,972       5,000
                   10,000   Intermedia Communications, Inc.         Term       NR+     Ba3      1/01/05    9,977      10,038
                    3,193   Marcus Cable Operating Co.              Revolving
                                                                    Credit     NR+     NR+      4/30/14    3,193       3,177
                   30,625   Marcus Cable Operating Co.              Term A     NR+     NR+     12/31/02   30,521      30,644
                   35,750   Marcus Cable Operating Co.              Term B     NR+     NR+      4/30/04   35,483      35,951
                   10,000   Triax Midwest                           Term B     NR+     NR+      6/30/05    9,942       9,997
                                                                                                       ---------   ---------
                            Total Cable TV Services                                                      159,891     160,186
                                                                                                       =========   =========

Casinos -- 0.2%     5,293   Alliance Gaming Corp.                   Term B     NR+     NR+      1/31/05    5,294       5,336
                    1,392   Alliance Gaming Corp.                   Term C     NR+     NR+      7/31/05    1,392       1,404
                                                                                                       ---------   ---------
                            Total Casinos                                                                  6,686       6,740
                                                                                                       =========   =========

Chemicals -- 5.3%   8,890   Aztar Corporation                       Revolving
                                                                    Credit     NR+     NR+     12/31/99    8,890       8,890
                    4,140   Aztar Corporation                       Term       NR+     NR+     12/31/99    4,142       4,137
                   11,396   Cedar Chemical                          Term B     NR+     NR+     10/31/03   11,321      11,368
                    4,988   Exide Corporation                       Term D     NR+     NR+      6/15/01    4,988       4,994
                    2,189   HSC Holdings                            Revolving
                                                                    Credit     NR+     NR+     12/31/99    2,189       2,184
                    3,350   HSC Holdings                            Term       NR+     NR+     12/31/99    3,335       3,342
                    2,886   Harris Specialty Chemicals              Revolving
                                                                    Credit     NR+     NR+     12/30/01    2,886       2,897
                      219   Harris Specialty Chemicals              Term A     NR+     NR+     12/30/00      219         220
                      226   Harris Specialty Chemicals              Term A     NR+     NR+     12/30/01      226         227
                      602   Harris Specialty Chemicals              Term B     NR+     NR+     12/30/99      601         605
                    2,447   Harris Specialty Chemicals              Term B     NR+     NR+     12/30/01    2,437       2,457
                   35,990   Huntsman Corp.                          Term A     NR+     NR+     12/31/02   35,962      35,934
                    5,000   Huntsman Corp.                          Term B     NR+     NR+      3/15/04    4,995       5,050
                   14,850   Huntsman Corp.                          Term B     NR+     NR+     12/31/05   14,800      14,850
                   15,000   Huntsman Corp.                          Term B     NR+     NR+      6/30/04   15,000      15,103
                    5,000   Huntsman Corp.                          Term C     NR+     NR+      3/15/05    4,995       5,050
                    8,000   Pioneer Americas Acquisition Corp.      Term       NR+     NR+      12/5/06    8,069       8,077
                   24,143   Sterling Chemicals, Inc.                Term B     NR+     Ba3      9/30/04   24,033      24,173
                    6,611   Texas Petrochemicals Corp.              Term B     NR+     Ba3      6/30/04    6,589       6,595
                    1,047   Thoro World Systems, Inc.               Term A     NR+     NR+     12/30/00    1,042       1,051
                    1,422   Thoro World Systems, Inc.               Term B     NR+     NR+     12/30/01    1,413       1,427
                                                                                                       ---------   ---------
                            Total Chemicals                                                              158,132     158,631
                                                                                                       =========   =========

Computer-Related    7,000   Anacomp, Inc.                           Term       NR+     B2       3/31/01    6,969       7,057
Services &         11,000   DecisionOne Corp.                       Term B     NR+     B1       8/07/05   10,983      10,986
Products -- 1.4%    7,417   Fairchild Semiconductors Corp.          Term B     NR+     Ba3      3/11/03    7,399       7,473
                   12,438   Phase Metrics                           Term       NR+     NR+     11/12/01   12,383      12,189
                    5,000   Triad Systems Corp.                     Term       NR+     NR+      2/27/03    4,971       4,953
                                                                                                       ---------   ---------
                            Total Computer-Related Services & Products                                    42,705      42,658
                                                                                                       =========   =========

Consumer              615   E & S Holdings Corp.                    Revolving
Products --                                                         Credit     NR+     B1       9/30/03      615         615
1.8%                2,059   E & S Holdings Corp.                    Term       NR+     B1       9/30/03    2,059       2,059
                    5,172   Hedstrom Corp.                          Term A     NR+     B1       6/30/03    5,147       5,153
                   15,000   Playtex Family Products Inc.            Term B     NR+     Ba2      9/15/03   14,926      15,112
                    7,228   RTI Funding Corp. (Ritvik Toys)         Term B     NR+     NR+      2/07/03    7,168       7,255
                    7,228   RTI Funding Corp. (Ritvik Toys)         Term C     NR+     NR+      2/07/04    7,165       7,255
                   15,000   Revlon Consumer Products Corp.          Term       NR+     NR+      5/30/02   14,988      15,007
                                                                                                       ---------   ---------
                            Total Consumer Products                                                       52,068      52,456
                                                                                                       =========   =========

Diversified         1,712   Ameriserve Food Corp.                   Term A     NR+     NR+      6/30/03    1,721       1,722
Manufacturing --    5,000   Sarah Michael                           Term B     NR+     NR+      6/30/04    5,000       5,000
0.5%                7,490   Thermadyne Industries, Inc.             Revolving
                                                                    Credit     NR+     Ba3      6/30/01    7,490       7,490
                                                                                                       ---------   ---------
                            Total Diversified Manufacturing                                               14,211      14,212
                                                                                                       =========   =========

Drilling -- 0.3%    4,676   IRI International                       Term A     NR+     NR+      3/31/02    4,660       4,702
                    4,846   Rigco North America                     Term       NR+     NR+      9/30/98    4,832       4,871
                                                                                                       ---------   ---------
                            Total Drilling                                                                 9,492       9,573
                                                                                                       =========   =========

Drug/Proprietary      204   Duane Reade Co.                         Term A     NR+     NR+      9/30/98      204         204
Stores -- 0.9%     10,000   Duane Reade Co.                         Term B     NR+     NR+      9/30/99    9,953       9,987
                    8,366   Smith's Food & Drug Centers, Inc.       Term A     NR+     NR+      3/31/05    8,356       8,369
                    9,574   Smith's Food & Drug Centers, Inc.       Term B     NR+     NR+      3/31/05    9,563       9,586
                                                                                                       ---------   ---------
                            Total Drug/Proprietary Stores                                                 28,076      28,146
                                                                                                       =========   =========

Electronics/        7,275   Amphenol Corp.                          Term B     NR+     Ba3      3/31/02    7,390       7,364
Electrical          6,911   Amphenol Corp.                          Term C     NR+     Ba3      3/31/03    7,021       7,000
Components --       2,986   Circo Craft Co. (Viasystems)            Term B     NR+     NR+      6/30/04    2,976       2,997
2.2%                1,800   Circo Craft Co. (Viasystems)            Term C     NR+     NR+      6/30/05    1,794       1,807
                    5,550   Communications & Power Industries Inc.  Term B     NR+     NR+      8/11/02    5,507       5,564
                    4,089   Details, Inc.                           Term A     NR+     NR+      1/31/01    4,066       4,076
                    2,957   Dictaphone Corp.                        Revolving
                                                                    Credit     B-      B1       3/31/01    2,957       2,817
                    2,870   Dictaphone Corp.                        Term A     B-      B1       3/31/01    2,818       2,769
                   20,000   International Wire Group, Inc.          Term B     NR+     B1       9/30/03   19,981      20,040
                    1,364   L-3 Communications Corp.                Term A     NR+     Ba3      3/31/03    1,361       1,381
                    2,494   L-3 Communications Corp.                Term B     NR+     Ba3      3/31/05    2,490       2,526
                    1,645   L-3 Communications Corp.                Term C     NR+     Ba3      3/31/06    1,641       1,665
                    7,000   Telex Communications, Inc.              Term B     NR+     Ba3     11/30/04    6,983       7,048
                                                                                                       ---------   ---------
                            Total Electronics/Electrical Components                                       66,985      67,054
                                                                                                       =========   =========

Entertainment --    4,500   Moovies Inc.                            Term A     NR+     NR+      3/31/02    4,500       4,500
0.2%                                                                                                   ---------   ---------
                            Total Entertainment                                                            4,500       4,500
                                                                                                       =========   =========

Financial          14,842   Outsourcing Solutions Inc.              Term B     NR+     B1      10/15/03   14,774      14,888
Services -- 0.5%                                                                                       ---------   ---------
                            Total Financial Services                                                      14,774      14,888
                                                                                                       =========   =========

Food & Kindred      7,369   American Italian Pasta Company          Term C     NR+     NR+      2/26/04    7,303       7,378
Products --         2,945   Del Monte Corp.                         Revolving
4.7%                                                                Credit     NR+     B2       3/31/03    2,945       2,945
                    3,273   Del Monte Corp.                         Term A     NR+     B2       3/31/03    3,273       3,285
                    5,100   Del Monte Corp.                         Term B     NR+     B2       3/31/05    5,095       5,145
                   17,418   Favorite Brands International           Term B     NR+     NR+      8/30/04   17,345      17,461
                      163   International Homefoods, Inc.           Revolving
                                                                    Credit     NR+     Ba3      3/31/03      163         163
                    3,983   International Homefoods, Inc.           Term A     NR+     Ba3      3/31/03    4,003       3,994
                   15,000   International Homefoods, Inc.           Term B     NR+     Ba3      9/30/04   14,940      15,088
                    2,500   Mistic Beverage, Inc.                   Term B     NR+     NR+      6/01/04    2,488       2,513
                    2,500   Mistic Beverage, Inc.                   Term C     NR+     NR+      6/01/05    2,488       2,513
                    4,609   President Baking Co., Inc.              Term B     NR+     NR+      9/30/00    4,590       4,616
                    3,358   Rykoff-Sexton, Inc.                     Term B     BB-     Ba3     10/31/02    3,358       3,364
                    1,611   Rykoff-Sexton, Inc.                     Term C     BB-     Ba3      4/30/03    1,611       1,614
                    1,960   Select Beverages Inc.                   Term B     NR+     NR+      6/30/01    1,946       1,963
                    2,910   Select Beverages Inc.                   Term C     NR+     NR+      6/30/02    2,890       2,919
                    7,500   Snapple Beverage Corp.                  Term B     NR+     NR+      6/01/04    7,463       7,537
                    7,500   Snapple Beverage Corp.                  Term C     NR+     NR+      6/01/05    7,463       7,537
                   23,057   Specialty Foods Inc.                    Term B     NR+     B3       4/30/01   22,958      23,005
                    7,062   Van De Kamps Inc.                       Term B     NR+     Ba3      4/30/03    7,031       7,097
                    4,431   Van De Kamps Inc.                       Term C     NR+     Ba3      9/30/03    4,411       4,453
                    6,617   Volume Services                         Term B     NR+     B2      12/31/02    6,563       6,617
                    3,312   Volume Services                         Term C     NR+     B2      12/31/03    3,284       3,312
                    4,844   Windsor Quality Food                    Term B     NR+     NR+     12/31/02    4,823       4,783
                                                                                                       ---------   ---------
                            Total Food & Kindred Products                                                138,434     139,302
                                                                                                       =========   =========

Funeral Homes &    15,448   Loewen Group Inc.                       Revolving
Parlors -- 1.3%                                                     Credit     NR+     Ba1      5/29/01   15,448      15,410
                   14,833   Prime Succession International Group    Axel A     BB-     NR+      8/01/03   14,784      15,019
                    6,907   Rose Hills Acquisition Corp.            Axel A     BB      NR+     12/01/03    6,891       7,010
                                                                                                       ---------   ---------
                            Total Funeral Homes & Parlors                                                 37,123      37,439
                                                                                                       =========   =========

Furniture &         9,978   Lifestyle Furnishings International
Fixtures -- 0.3%            Ltd.                                    Term       NR+     Ba2      6/27/07    9,978      10,028
                                                                                                       ---------   ---------
                            Total Furniture & Fixtures                                                     9,978      10,028
                                                                                                       =========   =========

General             8,458   CSK Auto Inc.                           Term       NR+     Ba3     10/31/03    8,409       8,513
Merchandise         1,000   Kmart Corp.                             Revolving
Stores -- 0.7%                                                      Credit     BB+     B1       1/06/00    1,000         999
                    1,938   Music Acquisition                       Term B     NR+     NR+      8/31/01    1,912       1,288
                    7,500   Music Acquisition                       Term C     NR+     NR+      8/31/02    7,400       4,988
                    5,000   Sneaker Stadium                         Term       NR+     NR+     12/31/02    5,000       5,000
                                                                                                       ---------   ---------
                            Total General Merchandise Stores                                              23,721      20,788
                                                                                                       =========   =========

Grocery -- 1.6%    10,400   Big V Supermarkets Inc.                 Term B     NR+     NR+      3/15/00   10,326      10,296
                    3,120   Bruno's, Inc.                           Revolving
                                                                    Credit     NR+     B1       6/02/03    3,120       3,038
                    4,000   Bruno's, Inc.                           Term B     NR+     B1       6/02/05    3,990       3,980
                      806   Carr Gottstein Foods Co.                Revolving
                                                                    Credit     NR+     NR+      6/30/01      806         806
                    2,499   Carr Gottstein Foods Co.                Term A     NR+     B1       6/30/01    2,503       2,509
                    3,546   Carr Gottstein Foods Co.                Term B     NR+     B1      12/31/02    3,553       3,572
                    2,971   Ralph's Grocery Company                 Revolving
                                                                    Credit     NR+     Ba3      2/15/03    2,971       2,964
                    4,952   Ralph's Grocery Company                 Term A     NR+     Ba3      2/15/03    4,941       4,969
                    6,983   Ralph's Grocery Company                 Term B     NR+     Ba3      2/15/04    6,974       7,044
                    4,184   Star Markets Co., Inc.                  Term B     NR+     Ba3     12/31/01    4,170       4,174
                    3,132   Star Markets Co., Inc.                  Term C     NR+     Ba3     12/31/02    3,120       3,120
                                                                                                       ---------   ---------
                            Total Grocery                                                                 46,474      46,472
                                                                                                       =========   =========

Health             16,212   Community Health Systems, Inc.          Term B     NR+     NR+     12/31/03   16,140      16,263
Services -- 5.9%   16,212   Community Health Systems, Inc.          Term C     NR+     NR+     12/31/04   16,139      16,263
                   12,205   Community Health Systems, Inc.          Term D     NR+     NR+     12/31/05   12,149      12,259
                    5,001   Corning/Quest                           Term A     NR+     NR+     12/06/02    4,989       5,007
                    3,252   Dade International, Inc.                Term B     NR+     B1      12/31/02    3,235       3,256
                    3,252   Dade International, Inc.                Term C     NR+     B1      12/31/03    3,235       3,256
                    3,433   Dade International, Inc.                Term D     NR+     B1      12/31/04    3,413       3,451
                    7,500   Endo Pharmaceuticals                    Term B     NR+     NR+      6/30/04    7,485       7,533
                    5,000   FPA Medical Management, Inc.            Term       NR+     NR+      9/30/01    4,993       5,000
                    8,069   Horizons/CMS                            Revolving
                                                                    Credit     NR+     NR+      3/31/03    8,069       8,067
                    2,447   Imed Corp. (Alaris)                     Term B     BB-     B1      11/30/03    2,441       2,472
                    2,447   Imed Corp. (Alaris)                     Term C     BB-     B1      11/30/04    2,441       2,473
                    2,303   Imed Corp. (Alaris)                     Term D     BB-     B1      11/30/05    2,297       2,327
                    9,905   MEDIQ, Inc.                             Term B     B+      NR+      9/30/04    9,850       9,911
                   13,009   Medical Specialties                     Axel       NR+     NR+      6/30/04   12,935      12,977
                    4,786   Medical Specialties                     Term       NR+     NR+      6/30/01    4,762       4,774
                    6,491   Merit Behavioral Care Corp.             Term A     NR+     B2       6/01/03    6,451       6,485
                   15,849   Merit Behavioral Care Corp.             Term B     NR+     B2       4/06/02   15,783      15,893
                   35,000   National Medical Care Inc.              Term       BB      Ba1      9/30/03   34,888      34,869
                    5,000   Prime Medical Services, Inc.            Term B     NR+     NR+      4/30/03    4,982       5,005
                                                                                                       ---------   ---------
                            Total Health Services                                                        176,677     177,541
                                                                                                       =========   =========

Hotels &            3,125   Capstar Hotel Company                   Term B     NR+     NR+      6/30/04    3,125       3,142
Motels -- 0.8%      5,130   Doubletree Corporation                  Term B     NR+     NR+      5/15/04    5,112       5,159
                    2,424   Westin Hotels Ltd.                      Revolving
                                                                    Credit     NR+     NR+      2/08/02    2,424       2,429
                   13,576   Westin Hotels Ltd.                      Term       NR+     NR+      2/08/02   13,544      13,601
                                                                                                       ---------   ---------
                            Total Hotels & Motels                                                         24,205      24,331
                                                                                                       =========   =========

Industrial          8,955   Elis/Omni                               Axel       NR+     NR+     10/30/05    8,944       9,179
Services -- 0.3%                                                                                       ---------   ---------
                            Total Industrial Services                                                      8,944       9,179
                                                                                                       =========   =========

Leasing & Rental    2,978   Brand Scaffold                          Term B     NR+     NR+      9/30/03    2,964       2,987
Services -- 0.6%    1,985   Brand Scaffold                          Term C     NR+     NR+      9/30/04    1,975       1,993
                   12,959   Coinmachine Corp.                       Term B     NR+     NR+      6/30/04   12,923      13,056
                                                                                                       ---------   ---------
                            Total Leasing & Rental Services                                               17,862      18,036
                                                                                                       =========   =========

Manufacturing --   10,386   Calmar Inc.                             Axel A     NR+     B1       9/15/03   10,344      10,374
2.0%                7,790   Calmar Inc.                             Axel B     NR+     B1       3/15/04    7,757       7,809
                   10,000   Polyfibron Technologies                 Term B     NR+     NR+     12/28/03   10,000      10,000
                    2,757   Rayovac Corp.                           Term B     NR+     Ba3      9/30/03    2,751       2,776
                    2,757   Rayovac Corp.                           Term C     NR+     Ba3      9/30/04    2,751       2,779
                    5,000   Russell Stanley                         Term B     NR+     NR+      6/30/05    4,981       5,050
                      701   Trans Technology Corp.                  Revolving
                                                                    Credit     NR+     NR+      3/31/02      701         698
                    1,715   Trans Technology Corp.                  Term A     NR+     NR+      3/31/02    1,715       1,715
                   14,400   Trans Technology Corp.                  Term B     NR+     NR+      6/30/02   14,282      14,418
                    1,277   Walls Industries                        Term B     NR+     NR+      2/28/05    1,277       1,277
                    1,723   Walls Industries                        Term C     NR+     NR+      2/28/06    1,723       1,723
                                                                                                       ---------   ---------
                            Total Manufacturing                                                           58,282      58,619
                                                                                                       =========   =========

Measuring,          9,331   CHF/Ebel USA Inc.                       Term B     NR+     NR+      9/30/01    9,331       9,331
Analyzing &        10,840   Graphic Controls Corp.                  Term B     NR+     B1       9/28/03   10,794      10,867
Controlling         5,000   Packard Bioscience Co.                  Term       NR+     Ba3      3/31/03    4,982       5,013
Instruments --
0.8%                                                                                                   ---------   ---------
                            Total Measuring, Analyzing & Controlling Instruments                          25,107      25,211
                                                                                                       =========   =========

Metals &            5,059   Adience, Inc.                           Term B     NR+     NR+      4/15/05    5,040       5,084
Mining -- 1.2%      4,767   Alliance Coal                           Term B     NR+     B1      12/31/02    4,746       4,770
                    4,955   Anker Coal Group, Inc.                  Term B     NR+     NR+      6/30/04    4,952       4,943
                    2,192   Centennial Resources                    Term A     NR+     NR+      3/31/02    2,172       2,181
                    5,163   Centennial Resources                    Term B     NR+     NR+     12/31/03    5,114       5,151
                    2,400   Northwestern Steel & Mining             Revolving
                                                                    Credit     NR+     B2      12/31/00    2,400       2,400
                   10,171   UCAR International Inc.                 Term B     NR+     Ba2     12/31/02   10,162      10,179
                                                                                                       ---------   ---------
                            Total Metals & Mining                                                         34,586      34,708
                                                                                                       =========   =========

Packaging --        7,875   IPC, Inc.                               Term       NR+     B1       9/30/01    7,853       7,895
0.7%                2,716   Mail-Well, Inc./Supremex                Term A     NR+     Ba2      3/31/03    2,713       2,709
                    3,870   Mail-Well, Inc./Supremex                Term A     NR+     Ba3      3/31/03    3,866       3,867
                    1,207   Mail-Well, Inc./Supremex                Term B     NR+     Ba2      7/31/03    1,207       1,204
                    1,941   Silgan Corp.                            Revolving
                                                                    Credit     NR+     Ba2     12/31/03    1,941       1,937
                    2,813   Silgan Corp.                            Term A     NR+     Ba2     12/31/03    2,812       2,807
                                                                                                       ---------   ---------
                            Total Packaging                                                               20,392      20,419
                                                                                                       =========   =========

Paper -- 9.4%       4,764   Crown Paper Co.                         Term B     BB      Ba3      8/22/03    4,715       4,794
                      828   Jefferson Smurfit Company/              Revolving
                            Container Corp. of America              Credit     BB      Ba3      4/30/01      828         826
                   24,191   Jefferson Smurfit Company/
                            Container Corp. of America              Term A     BB      Ba3      4/30/01   24,135      24,214
                    6,564   Jefferson Smurfit Company/
                            Container Corp. of America              Term B     BB      Ba3      4/30/01    6,558       6,621
                   47,905   Jefferson Smurfit Company/
                            Container Corp. of America              Term B     BB      Ba3      4/30/02   47,840      48,324
                   12,776   Jefferson Smurfit Company/
                            Container Corp. of America              Term C     BB      Ba3     10/31/02   12,749      12,888
                    5,620   Riverwood International Corp.           Term A     B+      B1       2/28/03    5,451       5,634
                   63,415   Riverwood International Corp.           Term B     B+      B1       2/28/04   62,591      63,930
                   24,368   Riverwood International Corp.           Term C     B+      B1       8/28/04   24,046      24,566
                    1,147   S.D. Warren Co.                         Term A     NR+     Ba2     12/31/01    1,147       1,149
                   19,301   S.D. Warren Co.                         Term B     NR+     Ba2      6/30/02   19,261      19,373
                    2,423   St. Laurent Paperboard, Inc.            Term B     NR+     NR+      5/31/03    2,416       2,453
                    2,577   St. Laurent Paperboard, Inc.            Term C     NR+     NR+      5/31/04    2,570       2,610
                   13,930   Stone Container Corp.                   Term B     NR+     Ba3      4/01/00   13,833      14,043
                   20,117   Stone Container Corp.                   Term C     NR+     Ba3      4/01/00   20,091      20,287
                   20,000   Stone Container Corp.                   Term E     NR+     Ba3     10/01/03   20,119      20,200
                    9,451   Stronghaven                             Term B     NR+     NR+      5/15/04    9,407       9,475
                                                                                                       ---------   ---------
                            Total Paper                                                                  277,757     281,387
                                                                                                       =========   =========

Printing &          7,187   Advanstar Communications                Term B     NR+     NR+     12/21/03    7,148       7,178
Publishing --      21,097   American Media                          Term B     BB-     Ba2      9/30/02   21,028      21,071
3.9%                8,789   Garden State Newspapers, Inc.           Revolving
                                                                    Credit 'A' NR+     NR+      6/30/03    8,789       8,773
                    1,740   Garden State Newspapers, Inc.           Term A     NR+     NR+      3/31/04    1,737       1,737
                    4,000   Garden State Newspapers, Inc.           Term B     NR+     NR+      3/31/04    3,985       3,992
                    8,762   Journal News Co.                        Term       NR+     NR+     12/31/01    8,746       8,751
                    2,948   K-III Communications Corp.              Revolving
                                                                    Credit     NR+     Ba3     12/31/00    2,948       2,931
                   12,620   K-III Communications Corp.              Revolving
                                                                    Credit 'A' NR+     Ba3     12/31/00   12,620      12,549
                    5,000   K-III Communications Corp.              Revolving
                                                                    Credit 'C' NR+     Ba3     12/31/00    5,000       4,972
                    6,000   K-III Communications Corp.              Term       NR+     Ba3      6/30/04    5,995       5,974
                   10,000   Morris Communications                   Term B     NR+     NR+      6/30/05    9,981      10,000
                   14,000   Newsquest Capital PLC                   Term 2     NR+     NR+     12/31/04   13,934      14,017
                    6,213   Petersen Publishing Co.                 Term 3     B+      B1       9/30/04    6,191       6,228
                    3,571   Von Hoffmann Press Inc.                 Term B     NR+     B1       5/22/05    3,563       3,603
                    3,571   Von Hoffmann Press Inc.                 Term C     NR+     B1       5/22/06    3,563       3,603
                                                                                                       ---------   ---------
                            Total Printing & Publishing                                                  115,228     115,379
                                                                                                       =========   =========

Rendering -- 0.2%   4,956   CBP Resources Inc.                      Term B     NR+     NR+      9/30/03    4,924       4,943
                                                                                                       ---------   ---------
                            Total Rendering                                                                4,924       4,943
                                                                                                       =========   =========

Restaurants -- 0.1% 4,000   AFC Enterprises                         Term       NR+     Ba3      6/30/02    3,981       4,005
                                                                                                       ---------   ---------
                            Total Restaurants                                                              3,981       4,005
                                                                                                       =========   =========

Retail -- 0.1%      2,500   Murray's Discount Auto Stores           Term       NR+     NR+      6/30/03    2,500       2,500
                                                                                                       ---------   ---------
                            Total Retail                                                                   2,500       2,500
                                                                                                       =========   =========

Telephone           8,000   Arch Communications Group, Inc.         Term B     NR+     B1      12/31/03    7,972       7,975
Communications --   8,368   MobileMedia Corp.                       Term A     NR+     Caa      6/30/02    8,339       7,447
5.5%                1,667   MobileMedia Corp.                       Term B1    NR+     Caa      6/30/02    1,667       1,485
                    8,000   MobileMedia Corp.                       Term B2    NR+     Caa      6/30/03    7,980       7,130
                    1,989   Nextel Communications, Inc.             Revolving
                                                                    Credit     NR+     B1       3/31/03    1,989       1,970
                   10,348   Nextel Communications, Inc.             Revolving
                                                                    Credit 'B' NR+     B1       3/31/03   10,348      10,248
                    8,427   Nextel Communications, Inc.             Term C     NR+     B1       3/31/03    8,295       8,391
                   35,000   Nextel Communications, Inc.             Term D     NR+     B1       6/30/03   34,404      35,339
                   17,888   Paging Network Inc.                     Revolving
                                                                    Credit     NR+     Ba3     12/31/04   17,888      17,636
                    4,821   Shared Technologies Cellular, Inc.      Term B     NR+     B1       3/31/03    4,796       4,828
                   25,000   Sprint Spectrum L.P./Nortel             Term       NR+     B1       6/29/01   24,918      25,125
                   17,775   Sprint Spectrum L.P.                    Term 1     NR+     B1       7/04/05   17,636      17,875
                   17,776   Sprint Spectrum L.P.                    Term 2     NR+     B1       7/04/05   17,634      17,875
                                                                                                       ---------   ---------
                            Total Telephone Communications                                               163,866     163,324
                                                                                                       =========   =========

Textiles/Mill       4,267   Ithaca Industries, Inc.                 Revolving
Products --                                                         Credit     NR+     NR+      8/31/99    4,267       4,245
0.7%               12,237   Ithaca Industries, Inc.                 Term       NR+     NR+      8/31/99   12,202      12,176
                    3,289   Joan Fabrics                            Term B     NR+     NR+      6/30/05    3,285       3,328
                    1,711   Joan Fabrics                            Term C     NR+     NR+      6/30/06    1,708       1,731
                                                                                                       ---------   ---------
                            Total Textiles/Mill Products                                                  21,462      21,480
                                                                                                       =========   =========

Transportation     28,107  Atlas Air, Inc.                          Revolving
Services -- 1.8%                                                    Credit     NR+     NR+      6/30/98   28,107      28,142
                   10,000  Atlas Freight                            Term       NR+     NR+      5/29/04    9,976      10,031
                    7,469  International Logistics                  Term B     NR+     NR+     12/31/03    7,435       7,455
                    3,333  Petro Stopping Centers                   Term B     BB-     Ba3     12/31/03    3,325       3,327
                    3,994  Travel Centers                           Term B     NR+     B2       3/27/05    3,979       4,021
                                                                                                       ---------   ---------
                           Total Transportation Services                                                  52,822      52,976
                                                                                                       =========   =========

Waste              11,000  American Disposal Services, Inc.         Term       NR+     NR+      5/31/04   10,984      11,014
Management --       2,500  Laidlaw Environmental Services, Inc.     Term B     NR+     NR+      5/15/05    2,494       2,547
0.5%                2,500  Laidlaw Environmental Services, Inc.     Term C     NR+     NR+      5/15/04    2,494       2,548
                                                                                                       ---------   ---------
                           Total Waste Management                                                         15,972      16,109
                                                                                                       =========   =========
                           Total Senior Secured Floating Rate Loan Securities -- 82.7%                 2,466,848   2,474,278
                                                                                                       =========   =========


                    Shares
                     Held                              Equity Investments
Cable TV                1  Classic Cable, Inc. (Warrants) (a)                                                  0           0
Services -- 0.0%
Drilling -- 0.0%       12  Rigco North America (Warrants)(a)                                                   0           0
Restaurants -- 0.0%    44  Flagstar Companies, Inc.                                                            0          12
                                                                                                       ---------   ---------
                           Total Equity Investments -- 0.0%                                                    0          12
                                                                                                       =========   =========
                           Total Long-Term Investments -- 82.7%                                        2,466,848   2,474,290
                                                                                                       =========   =========


                                                    Short-Term Investments
Commercial                 Countrywide Home Loans, Inc. ($14,000 par, maturing 9/18/1997, yielding
Paper** -- 14.2%           5.52%)                                                                         13,966      13,966
                           GTE Funding Inc. ($48,000 par, maturing 10/06/1997, yielding 5.50%)            47,751      47,751
                           General Motors Acceptance Corp. ($57,368 par, maturing 9/02/1997, yielding
                           5.69%)                                                                         57,368      57,368
                           Goldman Sachs Group ($50,000 par, maturing 9/16/1997, yielding 5.53%)          49,892      49,892
                           Goldman Sachs Group ($26,000 par, maturing 9/18/1997, yielding 5.52%)          25,936      25,936
                           Morgan (J.P.) & Company, Inc. ($37,870 par, maturing 9/08/1997, yielding
                           5.49%)                                                                         37,835      37,835
                           Morgan Stanley Group, Inc. ($50,000 par, maturing 10/07/1997, yielding
                           5.50%)                                                                         49,732      49,732
                           National Fleet Funding Corp. ($15,275 par, maturing 9/11/1997, yielding
                           5.53%)                                                                         15,254      15,254
                           Riverwoods Funding Corp. ($50,000 par, maturing 9/02/1997, yielding 5.50%)     50,000      50,000
                           Xerox Corp. ($32,000 par, maturing 9/10/1997, yielding 5.50%)                  31,961      31,961
                           Xerox Corp. ($46,000 par, maturing 9/23/1997, yielding 5.48%)                  45,853      45,853
                                                                                                      ----------  ----------
                           Total Commercial Paper                                                        425,548     425,548
                                                                                                      ==========  ==========

US Government Agency       Federal Home Loan Mortgage Corporation ($20,000 par, maturing 9/05/1997,
Obligations** -- 2.4%      yielding 5.46%)                                                                19,991      19,991
                           Federal Home Loan Mortgage Corporation
                           ($50,000 par, maturing 9/12/1997, yielding 5.41%)                              49,925      49,925
                                                                                                      ----------  ----------
                            Total US Government Agency Obligations                                        69,916      69,916
                                                                                                      ==========  ==========

                            Total Short-Term Investments -- 16.6%                                        495,464     495,464
                                                                                                      ==========  ==========

                            Total Investments -- 99.3%                                                $2,962,312   2,969,754
                                                                                                      ==========

                            Other Assets Less Liabilities -- 0.7%                                                     22,036
                                                                                                                  ----------
                            Net Assets -- 100.0%                                                                  $2,991,790
                                                                                                                  ==========

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and numbers of shares are subject to adjustment under certain conditions until expiration date.
 +  Not Rated.
 *  The interest rates on senior secured floating rate loan interests are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. The interest rates shown are those in effect at August 31, 1997.
**  Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

    See Notes to Financial Statements.







FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1997

Assets:               Investments, at value (identified cost -- $2,962,312,311) (Note 1b)                           $2,969,754,258
                      Cash                                                                                               3,333,212
                      Receivables:
                      Interest                                                                      $23,156,172
                      Capital shares sold                                                             6,864,898
                      Principal paydowns                                                              1,323,008
                      Commitment fees                                                                   407,651         31,751,729
                                                                                                ---------------
                      Prepaid registration fees and other assets (Note 1f)                                               2,827,494
                                                                                                                   ---------------
                      Total assets                                                                                   3,007,666,693
                                                                                                                   ---------------

Liabilities:          Payables:
                      Securities purchased                                                            5,040,176
                      Dividends to shareholders (Note 1g)                                             3,944,807
                      Investment adviser (Note 2)                                                     2,458,075
                      Administrator (Note 2)                                                            646,862
                      Interest expense (Note 6)                                                         256,210         12,346,130
                                                                                                ---------------
                      Deferred income (Note 1e)                                                                          2,620,628
                      Accrued expenses and other liabilities.                                                              910,294
                                                                                                                   ---------------
                      Total liabilities                                                                                 15,877,052
                                                                                                                   ---------------

Net Assets:           Net assets                                                                                    $2,991,789,641
                                                                                                                   ===============

Net Assets            Common Stock, par value $0.10 per share; 1,000,000,000 shares
Consist of:           authorized                                                                                       $29,871,117
                      Paid-in capital in excess of par                                                               2,960,840,225
                      Accumulated realized capital losses on investments -- net (Note 7)                                (6,363,648)
                      Unrealized appreciation on investments -- net                                                      7,441,947
                                                                                                                   ---------------
                      Net Assets -- Equivalent to $10.02 per share based on 298,711,170
                      shares of capital stock outstanding                                                           $2,991,789,641
                                                                                                                   ===============

                      See Notes to Financial Statements.






Statement of Operations
                                                                                                                For the Year Ended
                                                                                                                   August 31, 1997

Investment Income     Interest and discount earned                                                                    $231,932,345
(Note 1e):            Facility and other fees                                                                            2,570,817
                                                                                                                   ---------------
                      Total income                                                                                     234,503,162
                                                                                                                   ---------------
Expenses:             Investment advisory fees (Note 2)                                           $27,674,808
                      Administrative fees (Note 2)                                                  7,282,844
                      Transfer agent fees (Note 2)                                                  1,688,406
                      Professional fees                                                               595,135
                      Accounting services (Note 2)                                                    373,370
                      Custodian fees                                                                  300,414
                      Loan interest expense (Note 6)                                                  256,210
                      Tender offer costs                                                              189,018
                      Printing and shareholder reports                                                152,575
                      Borrowing costs (Note 6)                                                         74,125
                      Registration fees (Note 1f)                                                      66,689
                      Directors' fees and expenses                                                     48,329
                      Other                                                                            42,802
                                                                                              ---------------
                      Total expenses                                                                                    38,744,725
                                                                                                                   ---------------
                      Investment income -- net                                                                         195,758,437
                                                                                                                   ---------------

Realized &            Realized gain on investments -- net                                                                1,494,764
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                            6,060,630
Investments -- Net                                                                                                 ---------------
(Notes 1c, 1e & 3):   Net Increase in Net Assets Resulting from Operations                                            $203,313,831
                                                                                                                   ===============

                      See Notes to Financial Statements.






Statements of Changes in Net Assets

                                                                                                    For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                                   1997                  1996
Operations:            Investment income -- net                                                  $195,758,437          $178,696,222
                       Realized gain (loss) on investments -- net                                   1,494,764            (8,718,939)
                       Change in unrealized appreciation/depreciation on
                       investments -- net.                                                          6,060,630             1,207,962
                                                                                               --------------        --------------
                       Net increase in net assets resulting from operations                       203,313,831           171,185,245
                                                                                               --------------        --------------

Dividends to           Investment income -- net                                                  (195,758,437)         (178,696,222)
Shareholders                                                                                   --------------        --------------
(Note 1g):             Net decrease in net assets resulting from dividends to shareholders       (195,758,437)         (178,696,222)
                                                                                               --------------        --------------

Capital Share          Net increase in net assets resulting from capital share transactions        38,706,901           789,568,710
Transactions                                                                                   --------------        --------------
(Note 4):

Net Assets:            Total increase in net assets                                                46,262,295           782,057,733
                       Beginning of year                                                        2,945,527,346         2,163,469,613
                                                                                               --------------        --------------
                       End of year                                                             $2,991,789,641        $2,945,527,346
                                                                                               ==============        ==============

                       See Notes to Financial Statements.






Statement of Cash Flows

                                                                                                               For the Year Ended
                                                                                                                  August 31, 1997

Cash Provided by       Net increase in net assets resulting from operations                                          $203,313,831
Operating Activities:  Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                       Increase in receivables                                                                         (5,855,760)
                       Increase in other assets                                                                        (1,147,020)
                       Decrease in other liabilities                                                                   (2,250,790)
                       Realized and unrealized gain on investments -- net                                              (7,555,394)
                       Amortization of discount                                                                       (27,355,717)
                                                                                                                 ----------------
                       Net cash provided by operating activities                                                      159,149,150
                                                                                                                 ----------------

Cash Provided by       Proceeds from principal payments and sales of loan interests                                 1,961,516,374
Investing Activities:  Purchases of loan interests                                                                 (2,268,240,139)
                       Purchases of short-term investments                                                        (21,312,835,470)
                       Proceeds from sales and maturities of short-term investments                                21,621,740,112
                                                                                                                 ----------------
                       Net cash provided by investing activities                                                        2,180,877
                                                                                                                 ----------------

Cash Used for          Cash receipts from borrowings                                                                   50,000,000
Financing Activities:  Cash payments from borrowings                                                                  (50,000,000)
                       Cash receipts on capital shares sold                                                           426,269,518
                       Cash payments on capital shares tendered                                                      (486,786,078)
                       Dividends paid to shareholders                                                                (100,140,743)
                                                                                                                 ----------------
                       Net cash used for financing activities                                                        (160,657,303)
                                                                                                                 ----------------

Cash:                  Net increase in cash                                                                               672,724
                       Cash at beginning of year                                                                        2,660,488
                                                                                                                 ----------------
                       Cash at end of year                                                                             $3,333,212
                                                                                                                 ================

Non-Cash               Capital shares issued in reinvestment of dividends paid to shareholders                        $95,204,864
Financing Activities:                                                                                            ================

                       See Notes to Financial Statements.






Financial Highlights



The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                  For the Year Ended August 31,
                                                                      1997         1996        1995       1994        1993
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of year               $9.99       $10.02      $10.02      $10.02       $9.99
Operating                                                          --------     --------    --------    --------    --------
Performance:         Investment income -- net                           .68          .66         .75         .59         .53
                     Realized and unrealized gain (loss) on
                     investments -- net                                 .03         (.03)         --+         --+        .03
                                                                   --------     --------    --------    --------    --------
                     Total from investment operations                   .71          .63         .75         .59         .56
                                                                   --------     --------    --------    --------    --------
                     Less dividends from investment income -- net      (.68)        (.66)       (.75)       (.59)       (.53)
                                                                   --------     --------    --------    --------    --------
                     Net asset value, end of year                    $10.02        $9.99      $10.02      $10.02      $10.02
                                                                   ========     ========    ========    ========    ========

Total Investment     Based on net asset value per share                7.23%        6.53%       7.68%       5.94%       5.74%
Return:*                                                           ========     ========    ========    ========    ========

Ratio to Average     Expenses, excluding interest expense              1.32%          --          --          --          --
Net Assets:                                                        ========     ========    ========    ========    ========
                     Expenses                                          1.33%        1.34%       1.34%       1.43%       1.47%
                                                                   ========     ========    ========    ========    ========
                     Investment income -- net                          6.72%        6.54%       7.45%       5.75%       5.27%
                                                                   ========     ========    ========    ========    ========

Leverage:            Amount of borrowings (in thousands)                 --           --          --          --          --
                                                                   ========     ========    ========    ========    ========
                     Average amount of borrowings outstanding
                     during the period (in thousands)                $4,409           --          --          --          --
                                                                   ========     ========    ========    ========    ========
                     Average amount of borrowings outstanding
                     per share during the period                       $.02           --          --          --          --
                                                                   ========     ========    ========    ========    ========

Supplemental         Net assets, end of year (in millions)           $2,992       $2,946      $2,163        $934        $713
Data:                                                              ========     ========    ========    ========    ========
                     Portfolio turnover                               74.00%       80.20%      55.23%      61.31%      90.36%
                                                                   ========     ========    ========    ========    ========

                   * Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.
                   + Amount is less than $.01 per share.

                     See Notes to Financial Statements.




Merrill Lynch Senior Floating Rate Fund, Inc.           August 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company.

(a) Loan participation interests -- The Fund invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Fund, which Fund management believes equals or exceeds the principal amount of the corporate loan. The Fund may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Fund will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Fund's investment. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans at August 31, 1997 could be considered to be concentrated in commercial banking.

(b) Valuation of investments -- The Loan Interests will be valued in accordance with guidelines established by the Fund's Board of Directors. Under the Fund's current guidelines, Loan Interests will be valued at the average of the mean between the bid and asked quotes received from one or more brokers, if available.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Interest rate transactions -- The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted into income over the term of the related loan.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory and Administrative Services Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform this investment advisory function.

For such services, the Fund pays a monthly fee at an annual rate of 0.95% of the Fund's average daily net assets. The Fund also has an Administrative Services Agreement with MLAM whereby MLAM will receive a fee equal to an annual rate of 0.25% of the Fund's average daily net assets on a monthly basis, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the year ended August 31, 1997, Merrill Lynch Funds Distributor, Inc. ("MLFD") earned early withdrawal charges of $4,868,307 relating to the tender of the Fund's shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

The Fund's credit facility is currently provided by Merrill Lynch
International Bank Limited, an affiliate of MLAM (see Note 6).

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1997 were $2,273,069,862 and $1,962,839,382, respectively.

Net realized and unrealized gains as of August 31, 1997 were as follows:

                                   Realized          Unrealized
                                    Gains               Gains

Long-term investments            $1,487,434          $7,441,947
Short-term investments                7,330                  --
                                -----------         -----------
Total                            $1,494,764          $7,441,947
                                ===========         ===========

As of August 31, 1997, net unrealized appreciation for financial reporting and Federal income tax purposes aggregated $7,441,947, of which $14,800,526 is related to appreciated securities and $7,358,579 is related to depreciated securities. The aggregate cost of investments at August 31, 1997 for Federal income tax purposes was $2,962,312,311.

4. Capital Share Transactions:
Transactions in capital shares were as follows:

For the Year Ended                                     Dollar
August 31, 1997                     Shares             Amount

Shares sold                      43,063,467        $430,288,115
Shares issued to share-
holders in reinvestment
of dividends                      9,529,624          95,204,864
                              -------------       -------------
Total issued                     52,593,091         525,492,979
Shares tendered                 (48,731,298)       (486,786,078)
                              -------------       -------------
Net increase                      3,861,793         $38,706,901
                              =============       =============

For the Year Ended                                     Dollar
August 31, 1996                     Shares             Amount

Shares sold                      97,262,448        $973,004,146
Shares issued to share-
holders in reinvestment
of dividends                      9,032,914          90,287,773
                              -------------       -------------
Total issued                    106,295,362       1,063,291,919
Shares tendered                 (27,418,447)       (273,723,209)
                              -------------       -------------
Net increase                     78,876,915        $789,568,710
                              =============       =============

5. Unfunded Loan Interests:
As of August 31, 1997, the Fund had unfunded loan commitments of $342,215,631, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                                    Unfunded
                                                   Commitment
Borrower                                         (in thousands)

AFC Enterprises                                     $10,000
AMF Group, Inc.                                         383
Alliance Gaming Corp.                                15,000
American Radio Systems Corp.                          4,407
Ameriserve Financial Corp.                            3,288
Arch Communications Group, Inc.                       3,125
Aztar Corporation                                     1,738
Bruno's, Inc.                                         1,947
Capstar Hotel Company                                 3,125
Carr Gottstein Foods Co.                              2,294
Chancellor Broadcasting Inc.                         12,569
Continental Airlines, Inc.                            6,400
Corning/Quest                                         1,667
Dal Tile International Inc.                           1,409
Del Monte Corp.                                       2,782
Dictaphone Corp.                                        328
E&S Holdings Corp.                                    2,287
Evergreen Media Corp.                                14,057
Fort Howard Corp.                                    11,409
Garden State Newspapers, Inc.                         1,421
HSC Holdings                                          5,131
Hedstrom Corp.                                        4,710
Horizons/CMS                                          1,813
Huntsman Corp.                                        9,581
IMO Industries, Inc.                                  3,813
International Homefoods, Inc.                         1,355
Ithaca Industries, Inc.                              12,216
Jefferson Smurfit Company/Container
Corp. of America                                      2,230
Johnstown America Industrial Inc.                     3,115
K-III Communications Corp.                            3,307
KSL Recreation Group, Inc.                            5,357
Kmart Corp.                                           9,000
Katz Media Corporation                                2,386
Kerastotes                                            7,022
Loewen Group Inc.                                    17,052
Marcus Cable Operating Co.                           10,369
Nextel Communications, Inc.                          17,090
Northwestern Steel & Mining                          12,600
Paging Network Inc.                                  16,446
Ralph's Grocery Company                               4,903
Riverwood International Corp.                         5,000
SC International Corp., Inc.                         18,000
S.D. Warren Co.                                       1,897
Silgan Corp.                                         16,197
Six Flags Entertainment Corp.                         1,787
Smith's Food & Drug Centers, Inc.                     3,273
Sprint Spectrum L.P.                                 15,000
Thermadyne Industries, Inc.                           7,510
Trans Technology Corp.                                1,422
UCAR International Inc.                               7,126
Viasystems Technologies, Inc.                         5,000
Whittaker Corporation                                   872
Worldcom Inc.                                        10,000

6. Short-Term Borrowings:
On June 13, 1997, the Fund extended its credit agreement with Merrill Lynch International Bank Limited, an affiliate of MLAM, through June 12, 1998. The agreement is a $100,000,000 credit facility bearing interest at the Federal Funds rate plus 0.25% and/or LIBOR plus 0.25%. For the year ended August 31, 1997, the maximum amount borrowed was $50,000,000, the average amount borrowed was approximately $4,409,000, and the daily weighted average interest rate was 5.81%. For the year ended August 31, 1997, facility and commitment fees aggregated approximately $74,125.

7. Capital Loss Carryforward:
At August 31, 1997, the Fund had a net capital loss carryforward of approximately $4,752,000, of which $1,471,000 expires in 2004 and $3,281,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:
The Fund began a quarterly tender offer on September 23, 1997 which concludes on October 21, 1997.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Senior Floating Rate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Senior Floating Rate Fund, Inc. as of August 31, 1997, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management.
Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997 by correspondence with the custodian and financial intermediaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Senior Floating Rate Fund, Inc. as of August 31, 1997, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 24, 1997



OFFICERS AND DIRECTORS
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
R. Douglas Henderson, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863